Important Information

[Logo]
JOHN HANCOCK FUNDS
                                                               November 1, 2001

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in John Hancock Cash Reserve, Inc.


John Hancock Cash Reserve, Inc.'s asset base has been declining since its closing to new investors in September 1996 and stands at a comparatively low level to its peers, approximately $19 million. We believe this trend will continue in the future and cause your Fund's expense ratio to increase, which may negatively impact your performance. Consolidating your fund's assets with a similar fund to increase the overall asset base is a logical path for containing the fund's expense ratios going forward.


You may be aware that John Hancock Funds offers a similar money market fund called John Hancock U.S. Government Cash Reserve. U.S. Government Cash Reserve's investment objective is to maximize current income consistent with capital preservation while seeking to maintain a stable share price of $1.


After careful consideration, your Fund's directors have unanimously agreed to a tax-free reorganization of your Fund into John Hancock U.S. Government Cash Reserve, which will offer you a similar investment objective and strategy. Taking this reorganization into account, U.S. Government Cash Reserve's projected (pro forma) annual expense ratio would be 0.76% for the twelve-month period ending March 31, 2001. This is lower than Cash Reserve, Inc.'s annual expense ratio of 0.87% for the same period. In addition, to ensure that expenses are kept at, or below, Cash Reserve, Inc.'s current level, the Adviser has agreed to limit Fund expenses to 0.87% of the Fund's average daily net assets until March 31, 2011. The enclosed proxy statement contains further explanation and important details of the reorganization, which I strongly encourage you to read before voting. If approved by shareholders, this reorganization is scheduled to take place on December 7, 2001.


Your Vote Makes a Difference!
No matter what size your investment may be, your vote is important. Please review the enclosed proxy materials and complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help us avoid the need for additional mailings at your fund's expense. For your convenience, we have provided a postage-paid envelope.

If you have any questions, need additional information or would like to order a prospectus, please contact your financial professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                        Sincerely,

                                        /s/ Maureen R. Ford


                                        Maureen R. Ford
                                        Chairman and Chief Executive Officer

JOHN HANCOCK CASH RESERVE, INC.
101 Huntington Avenue
Boston, MA 02199


NOTICE OF MEETING OF SHAREHOLDERS
SCHEDULED FOR DECEMBER 5, 2001
This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock Cash Reserve, Inc. ("Cash Reserve" or "your fund"):

A shareholder meeting for your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 5, 2001 at 9:00 A.M., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between your fund and John Hancock U.S. Government Cash Reserve ("Government Reserve"). Under this Agreement, your fund would transfer all of its assets to Government Reserve in exchange for shares of Government Reserve. These shares would be distributed proportionately to you and the other shareholders of your fund. Government Reserve would also assume your fund's liabilities. Your board of directors recommends that you vote FOR this proposal.

2.      Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on September 20, 2001 are entitled to vote at the meeting and any related follow-up meetings.


Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your fund will incur the cost of extra solicitations, which is indirectly borne by shareholders.


                                     By order of the board of directors,

                                     Susan S. Newton
                                     Secretary

November 1, 2001
420PX 11/01

PROXY STATEMENT OF
JOHN HANCOCK CASH RESERVE, INC.



PROSPECTUS FOR
JOHN HANCOCK U.S. GOVERNMENT CASH RESERVE
(a series of John Hancock Current Interest)
101 Huntington Avenue
Boston, MA 02199

This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of John Hancock Cash Reserve, Inc. ("Cash Reserve" or "your fund") into John Hancock U.S. Government Cash Reserve ("Government Reserve"). Please read it carefully and retain it for future reference.


How the Reorganization Will Work
  o Your fund will transfer all of its assets to Government Reserve. Government Reserve will assume your fund's liabilities.


  o Government Reserve will issue shares to your fund in an amount equal to the value of your fund's shares. These shares will be distributed to your fund's shareholders in proportion to their holdings on the reorganization date.


  o Your fund will be liquidated and you will become a shareholder of Government Reserve.

  o The reorganization will be tax-free.

Shares of Government Reserve are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of Government Reserve have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Why Your Fund's Directors are Recommending the Reorganization


The directors of your fund believe that reorganizing your fund into a fund with similar investment policies would enable the shareholders of your fund to benefit from increased diversification and economies of scale that may contribute to a lower expense ratio. Therefore, the directors recommend that your fund's shareholders vote FOR the reorganization.

--------------------------------------------------------------------------------
Where to Get More Information
--------------------------------------------------------------------------------


 Prospectus of Government Reserve         In the same envelope as this proxy
 dated August 1, 2001.                    statement and prospectus.
---------------------------------------   Incorporated by reference into this
 Government Reserve's annual report       proxy statement and prospectus.
 to shareholders dated March 31,
 2001.
--------------------------------------------------------------------------------


 Your fund's annual and semiannual        On file with the Securities and
 reports to shareholders. Your fund's     Exchange Commission ("SEC") and
 prospectus dated May 1, 2001.            available at no charge by calling
---------------------------------------   1-800-225-5291. Incorporated by
 A statement of additional                reference into this proxy statement
 information dated November 1,            and prospectus.
 2001. It contains additional
 information about your fund and
 Government Reserve.
--------------------------------------------------------------------------------
 To ask questions about this proxy        Call our toll-free telephone
 statement and prospectus.                number: 1-800-225-5291
--------------------------------------------------------------------------------

      The date of this proxy statement and prospectus is November 1, 2001.

TABLE OF CONTENTS

                                                               Page
                                                               -----


INTRODUCTION ...............................................     3
SUMMARY ....................................................     4
INVESTMENT RISKS ...........................................     9
PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF
  REORGANIZATION ...........................................    10
CAPITALIZATION .............................................    15
ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES .........    15
BOARDS' EVALUATION AND RECOMMENDATION ......................    15
VOTING RIGHTS AND REQUIRED VOTE ............................    16
INFORMATION CONCERNING THE MEETING .........................    17
OWNERSHIP OF SHARES OF THE FUNDS ...........................    19
EXPERTS ....................................................    20
AVAILABLE INFORMATION ......................................    20
EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION ...........    21


INTRODUCTION

This proxy statement and prospectus is being used by your fund's board of directors to solicit proxies to be voted at a special meeting of your fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 5, 2001 at 9:00 A.M., Eastern Time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into Government Reserve. This proxy statement and prospectus is being mailed to your fund's shareholders on or about November 1, 2001.

Who is Eligible to Vote?
Shareholders of record on September 20, 2001 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1
APPROVAL OF AGREEMENT PLAN OF REORGANIZATION BETWEEN CASH RESERVE AND GOVERNMENT RESERVE


A proposal to approve an Agreement and Plan of Reorganization between Cash Reserve and Government Reserve. Under this Agreement, Cash Reserve would transfer all of its assets to Government Reserve in exchange for shares of Government Reserve. These shares would be distributed proportionately to the shareholders of Cash Reserve. Government Reserve would also assume Cash Reserve's liabilities. Cash Reserve's Board of Directors recommends that shareholders vote FOR this proposal.



SUMMARY

The following is a summary of more complete information appearing later in this proxy statement. You should read the entire proxy statement, Exhibit A and the enclosed documents carefully, because they contain details that are not in the summary.


Comparison of Cash Reserve to Government Reserve


----------------------------------------------------------------------------------------
                      Cash Reserve                   Government Reserve
----------------------------------------------------------------------------------------
 Business             A diversified open-end         A diversified series of John
                      investment management          Hancock Current Interest,
                      company organized as a         a diversified open-end
                      corporation under the laws     investment management
                      of the state of Maryland.      company organized as a
                                                     Massachusetts business
                                                     trust.
----------------------------------------------------------------------------------------
 Net assets as of     $19.4 million                  $99 million
 June 30, 2001
----------------------------------------------------------------------------------------
 Investment           Investment adviser for both funds:
 adviser and          John Hancock Advisers, Inc.
 portfolio
 managers             Portfolio managers for both funds:
                      Same team of research analysts and portfolio managers.


----------------------------------------------------------------------------------------
 Investment           Each fund seeks maximum current income consistent with
 objectives           capital preservation and liquidity. This objective cannot be changed without shareholder approval.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                        Cash Reserve                      Government Reserve
----------------------------------------------------------------------------------------
 Primary                The fund invests only in          The fund invests
 investments            high-quality money market         substantially in short-term
                        instruments and seeks to          U.S. government securities
                        maintain a stable share price     and seeks to maintain a
                        of $1.                            stable $1 share price.
                        The fund maintains an             The fund maintains an
                        average dollar-weighted           average dollar-weighted
                        maturity of 90 days or less.      maturity of 90 days or less,
                        These securities have a           and does not invest in
                        maximum remaining                 securities with remaining
                        maturity of 365 days.             maturity of more than
                                                          13 months.
----------------------------------------------------------------------------------------
 Debt securities        The fund invests securities       The fund invests in
 and ratings            rated within the two highest      securities that are issued or
 criteria               short-term credit categories      guaranteed as to principal
                        (and their unrated                and interest by the U.S.
                        equivalents) and may be           government, its agencies or
                        issued by:                        instrumentalities.
                        o U.S. corporations
                        o U.S. and Canadian banks
                        and their foreign branches
                        o U.S. savings and loan
                        associations
                        o U.S. and Canadian
                        governments
                        o U.S. agencies, states and
                        municipalities.
----------------------------------------------------------------------------------------
 Foreign securities     The fund may invest in U.S.       none
 (U.S. dollar           dollar denominated securities
 denominated)           of Canadian governments,
                        banks and their foreign
                        branches.
----------------------------------------------------------------------------------------
 Diversification        Each fund may not invest more than 5% of total assets in
                        the securities of any one issuer except for securities issued or guaranteed by U.S. Government or one of its agencies
                        or instrumentalities. Cash Reserve, Inc. may invest more than
                        25% of its assets in finance companies or domestic banks.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
SHARES
----------------------------------------------------------------------------------------
                      Cash Reserve                    Government Reserve
----------------------------------------------------------------------------------------
 Sales charge         Shares are offered with no front-end sales charges.
----------------------------------------------------------------------------------------
 Distribution and     Shares are not subject to a     Shares are subject to a
 Service (12b-1)      12b-1 distribution fee.         12b-1 distribution fee
 fee                                                  equal to 0.15% annually of
                                                      average net assets.
                                                      Distributor has agreed to
                                                      suspend 12b-1 fee through at
                                                      least July 31, 2002.
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
----------------------------------------------------------------------------------------
                    Both Cash Reserve and Government Reserves
----------------------------------------------------------------------------------------
 Buying shares       Investors may buy shares at their $1 NAV
                     price through a
                     financial representative or the funds'
                     transfer agent, John
                     Hancock Signature Services, Inc. Cash
                     Reserve has been
                     closed to new purchases, except shares
                     purchased with
                     reinvested funds since October 1, 1996.
----------------------------------------------------------------------------------------
 Minimum initial     Closed to new purchases     $20,000
 investment
----------------------------------------------------------------------------------------
 Exchanging          Shareholders may exchange their shares for shares of any
 shares              other John Hancock fund. Since no initial sales charge
                     was paid, you will pay the sales charge imposed by the
                     new fund.
----------------------------------------------------------------------------------------
 Selling shares      Shareholders may sell their shares by submitting a proper
                     written or telephone request to John Hancock Signature
                     Services, Inc.
----------------------------------------------------------------------------------------
 Net asset value     All purchases, exchanges and sales are made at a price
                     based on the next determined net asset value per share
                     (NAV) of the fund. Both funds' NAVs are determined at
                     the close of regular trading on the New York Stock
                     Exchange, which is normally 4:00 P.M. Eastern Time.
----------------------------------------------------------------------------------------

The Funds' Expenses


Shareholders of both funds pay various expenses, either directly or indirectly. The expense table appearing below shows the expenses for the twelve-month period ended March 31, 2001, adjusted to reflect any changes. Future expenses may be greater or less. The examples contained in the expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.


Pro Forma Expenses

The following expense table shows the pro forma expenses of Government Reserve for the year ended March 31, 2001 assuming that a reorganization with your fund had occurred April 1, 2000. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended March 31, 2001, adjusted to reflect any changes. Government Reserve's actual expenses after the reorganization may be greater or less than those shown.


The example contained in the pro forma expense table shows what you would have paid on a $10,000 investment if the reorganization had occurred on April 1, 2001. The example assumes that you had reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of Government Reserve's actual expenses or returns, either past or future.



                                                                          Government
                                                                            Reserve
                                                                          (PRO FORMA
                                                                         for the year
                                                                        ended 3/31/01)
                                                                           (Assuming
Shareholder                             Cash         Government       reorganization with
transaction expenses                  Reserve         Reserve            Cash Reserve)
-----------------------------------------------------------------------------------------
Maximum sales charge (load)
  imposed on purchases (as a % of
  purchase price)                      none         none                  none
Maximum sales charge imposed on
  reinvested dividends                 none         none                  none
Maximum deferred sales charge
  (load) as a % of purchase or sale
  price, whichever is less             none         none                  none
Redemption fee(1)                      none         none                  none
Exchange fee                           none         none                  none

Annual fund operating expenses
(as a % of average net assets)
-----------------------------------------------------------------------------------------
Management fee                         0.35%        0.50%                 0.50%
Distribution and service
  (12b-1) fee                          0.00%        0.15%                 0.15%
Other expenses                         0.52%        0.26%                 0.26%
                                       ----         ----                  ----
Total fund operating expenses          0.87%        0.91%                 0.91%
Expense reduction                      0.00%        0.15%(2)(4)           0.15%(3)(4)
                                       ----         ----                  ----
Net fund operating expenses            0.87%        0.76%                 0.76%(5)

                                             Government
                                               Reserve
                                             (PRO FORMA
                                            for the year
                                           ended 3/31/01)
                                              (Assuming
                Cash      Government     reorganization with
Examples     Reserve        Reserve         Cash Reserve)
------------------------------------------------------------
Year 1       $   89         $   78             $   78
Year 3       $  278         $  270             $  243
Year 5       $  482         $  484             $  447
Year 10      $1,073         $1,101             $1,039

(1) Does not include wire redemption fee (currently $4.00).

(2) Distributor has agreed to suspend 0.15% 12b-1 fee at least until July 31, 2002.

(3) Pending approval of the merger, the distributor has agreed to extend the suspension of the 12b-1 fee at least until July 31, 2004.

(4) Excludes any reduction due to expense limitation which terminated August 1, 2000.

(5) Pending approval of the merger, the Adviser has agreed to limit net fund operating expenses to 0.87% of average net assets through March 31, 2011.


The Reorganization

  o The reorganization is scheduled to occur at 5:00 P.M., Eastern Time, on December 7, 2001, but may occur on any later date before June 30, 2002. Your fund will transfer all of its assets to Government Reserve. Government Reserve will assume your fund's liabilities. The net asset value of both funds will be computed as of 5:00 P.M., Eastern Time, on the reorganization date.

  o Government Reserve will issue to your fund shares in an amount equal to the net assets attributable to your fund's shares. These shares will immediately be distributed to your fund's shareholders in proportion to their holdings on the reorganization date. As a result, shareholders of your fund will end up as shareholders of Government Reserve.

  o After the shares are issued, your fund will be terminated.

  o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

----------------------------------------------------
                                Cash Reserve, Inc.
----------------------------------------------------
 Fund Assets                    0.35%
----------------------------------------------------

----------------------------------------------------
Fund Asset Breakpoints          Government Reserve
----------------------------------------------------
 First $500 Million             0.500%
----------------------------------------------------
 Next $250 Million              0.425%
----------------------------------------------------
 Next $250 Million              0.375%
----------------------------------------------------
 Next $500 Million              0.350%
----------------------------------------------------
 Next $500 Million              0.325%
----------------------------------------------------
 Next $500 Million              0.300%
----------------------------------------------------
 Amount over $2,500 Million     0.275%
----------------------------------------------------

Government Reserve's management fee rate of 0.50% and its pro forma management fee rate of 0.50% are higher than your fund's management fee rate of 0.35%. Government Reserve's other expenses of 0.26% and its pro forma other expenses of 0.26% are lower than your fund's other expenses of 0.52%. Pending approval of the merger, Government Reserve's 12b-1 fee of 0.15% will be suspended at least until July 31, 2004 and Cash Reserve does not have a 12b-1 fee. Government Reserve's current annual expense ratio (equal to 0.76% of average net assets) and its pro forma expense ratio (equal to 0.76% of average net assets) are both lower than your fund's expense ratio (equal to 0.87% of average net assets). Pending approval of the merger the Adviser has agreed to limit Fund expenses through March 31, 2011 to 0.87% of the Fund's average daily net assets, which is equal to your fund's annual expense ratio for the twelve month period ended March 31, 2001.


INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.


-------------------------------------------------------------------------------------
                        Cash Reserve, Inc.     Government Reserve
-------------------------------------------------------------------------------------
 Short-term             The value of fund shares will be most affected by short-
 interest-rate risk     term interest rates. If interest rates rise sharply, the fund could underperform its peers or lose money.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                   Cash Reserve, Inc.                   Government Reserve
-------------------------------------------------------------------------------------
 Credit risk       The fund could lose money            Not all U.S. government
                   if the credit rating of any          securities are backed by
                   security in its portfolio is         the full faith and credit of
                   downgraded or if the issuer          the U.S. government. It is
                   of the security defaults on its      possible that the issuers of
                   obligations.                         these securities might
                                                        default on their
                                                        obligations. The U.S.
                                                        government does not
                                                        guarantee the market value
                                                        or the current yield of
                                                        government securities.
-------------------------------------------------------------------------------------
 Absence of        An investment in the fund is not insured or guaranteed by
 government        the Federal Deposit Insurance Corporation or any other
 guarantee         government agency. Although the fund seeks to preserve
                   the value of your investment at $1 per share, it is possible to lose money by investing in the fund.
-------------------------------------------------------------------------------------
 Sector            If the fund concentrates in          The fund's performance
 concentration     finance companies or banks,          will be tied to the
                   its performance would be             performance of the U.S.
                   tied more closely to these           government securities
                   industries and could be              market and could be worse
                   worse than that of the               than that of the overall
                   overall bond market.                 bond market.
-------------------------------------------------------------------------------------
 Foreign           Foreign investments involve          Not applicable because the
 securities        additional risks, including          fund does not invest in
 (U.S. dollar      potentially inaccurate               foreign securities.
 denominated)      financial information and
                   social or political instability.
-------------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT
AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

  o The reorganization is scheduled to occur at 5:00 P.M., Eastern Time, on December 7, 2001 but may occur on any later date before June 30, 2002. Your fund will transfer all of its assets to Government Reserve and Government Reserve will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Government

    Reserve's portfolio. The net asset value of both funds will be computed as of 5:00 P.M., Eastern Time, on the reorganization date.

  o Government Reserve will issue to your fund shares in an amount equal to the net assets attributable to your fund's shares. As part of the liquidation of your fund, these shares will immediately be distributed to shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, shareholders of your fund will end up as shareholders of Government Reserve.

  o After the shares are issued, the existence of your fund will be terminated.


Reasons for the Proposed Reorganization
The board of directors of your fund believes that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The board of directors considered the following matters, among others, in approving the proposal.

First, that Government Reserve's total expenses are lower than your fund's total expenses. As a result of the reorganization, shareholders of your fund will experience a reduction in the total amount of fees, as a percentage of average net assets, that they indirectly pay. In addition, pending approval of the merger, the Adviser has agreed to limit Government Reserve's expenses to 0.87% of average net assets through March 31, 2011 so they will not exceed the expenses that your fund incurred for the twelve month period ended March 31, 2001.


Second, that Government Reserve has performed better than your fund for each period although it has benefited from a limitation on expenses until August 1, 2000. Government Reserve's performance for some periods would have been lower than your fund's without benefit of the expense limitation. However, your fund has been closed to new shareholders since 1996 and net assets have been falling over the last five years. A continuation of this trend would result in a higher expense ratio and poorer performance in the future for your fund. The directors believe that Government Reserve is better positioned than your fund to continue to generate strong returns.


Third, that a combined fund offers economies of scale that may lead to lower per share expenses. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Government Reserve's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of Government Reserve considered that the reorganization presents an excellent opportunity for Government Reserve to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when pur-chasing securities. This opportunity provides an economic benefit to Government Reserve and its shareholders.

The boards of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, the advisory fee rates paid by your fund are lower than the rates paid by Government Reserve.

Government Reserve's management fee rate of 0.50% and pro forma management fee rate of 0.50%, are higher than your fund's management fee rate of 0.35%. Government Reserve's other expenses of 0.26% and its pro forma other expenses of 0.26%, are lower than your fund's other expenses of 0.52%. Government Reserves 12b-1 fee of 0.15% will be suspended at least until July 31, 2004 and Cash Reserve does not have a 12b-1 fee. Government Reserve's current annual expense ratio (0.76% of average net assets) and pro forma expense ratio (0.76% of average net assets) are both lower than your fund's current expense ratio (0.87% of average net assets). In addition , the Adviser, pending approval of the merger, has agreed to limit Fund expenses through March 31, 2011 to 0.87% of the Fund's average daily net assets which is equal to your fund's annual expense ratio for the twelve month period ended March 31, 2001.

Comparative Performance. The directors also took into consideration the relative performance of your fund and Government Reserve as of March 31, 2001.

                                      Average Annual Total Returns
                          ----------------------------------------------------
                                                                  Period from
                              One         Three        Five       December 22,
Fund                         Year         Years        Years        1994(A)
------------------------------------------------------------------------------
Cash Reserve                  5.54%        4.98%        5.04%         5.10%
Government Reserve(B)         5.82%        5.31%        5.26%         5.25%

Notes:

(A) Period from December 22, 1994 when John Hancock Advisers, Inc. became investment adviser for the Fund.

(B) The Adviser limited Government Reserve expenses to 0.35% of the Fund's average daily net assets until August 1, 2000. If this reduction was not in place the average annual total returns for the one, three and five year periods ended March 31, 2001 and for the period from December 22, 1994 through March 31, 2001 would have been 5.63%, 5.01%, 4.90% and 4.81%, respectively.

Government Reserve has performed better than your fund for each period although it has benefited from a limitation on expenses until August 1, 2000 referred to in Note B.

Government Reserve performance for some periods would have been lower than your funds without benefit of the limitation. However your fund has been closed to new shareholders since 1996 and net assets have been falling over the last five years. A continuation of this trend would result in a higher expense ratio and poorer performance in the future for your fund.


Tax Status of the Reorganization

The reorganization will not result in income, gain or loss for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the "Code").

As a result, for federal income tax purposes:

  o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Government Reserve as described above or (2) the distribution by your fund of Government Reserve shares to your fund's shareholders;

  o No gain or loss will be recognized by Government Reserve upon the receipt of your fund's assets solely in exchange for the issuance of Government Reserve shares to your fund and the assumption of all of your fund's liabilities by Government Reserve;

  o The basis of the assets of your fund acquired by Government Reserve will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

  o The tax holding period of the assets of your fund in the hands of Government Reserve will include your fund's tax holding period for those assets;

  o The shareholders of your fund will not recognize gain or loss upon the exchange of all their shares of your fund solely for Government Reserve shares as part of the reorganization;

  o The basis of Government Reserve shares received by your fund's shareholders in the reorganization will be the same as the basis of the shares of your fund surrendered in exchange; and

  o The tax holding period of the Government Reserve shares you receive will include the tax holding period of the shares of your fund surrendered in the exchange, provided that the shares of your fund were held as capital assets on the date of the exchange.

You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.


Additional Terms of Agreement and Plan of Reorganization

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to your fund or deliver to your fund a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Government Reserve shares. Shareholders may not redeem or transfer Government Reserve shares received in the reorganization until they have surrendered their fund share certificates or delivered an Affidavit. Government Reserve will not issue share certificates in the reorganization.

Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Government Reserve of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph
6).

The obligation of Government Reserve to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of both funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization. (See Agreement, paragraph 8).

Termination of Agreement. The board of either your fund or Government Reserve may terminate the Agreement (even if the shareholders of your fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. Government Reserve and your fund will each be responsible for its own expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs. The expenses for both funds are estimated to be approximately $34,000 in total.


CAPITALIZATION

The following table sets forth the capitalization of each fund as of March 31, 2001, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date.



                                                  March 31, 2001
                              -------------------------------------------------------
                                    Cash            Government             Pro
                                   Reserve            Reserve             Forma
-------------------------------------------------------------------------------------
Net Assets                    $20,336,816        $91,543,367        $111,880,183
Net Asset Value Per Share     $     1.00         $     1.00         $      1.00
Shares Outstanding            20,336,816         91,543,367         111,880,183

It is impossible to predict how many shares of Government Reserve will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the amount of Government Reserve shares that will actually be received and distributed.


ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.



Type of Information                  Headings in Each Prospectus
-------------------------------------------------------------------


Investment objective and policies    Goal and Strategy
Portfolio Management                 Portfolio Management
Expenses                             Your Expenses
Custodian                            Business Structure
Dividends, distributions and taxes   Dividends and Account Policies


BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of directors of your fund, including the directors who are not "interested persons" of either fund or the adviser ("independent directors"), approved the reorganization. In particular, the directors determined that the reorganization is in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of Government Reserve, including the independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of Government Reserve and that the interests of

Government Reserve's shareholders would not be diluted as a result of the reorganization.

              --------------------------------------------------
                 The directors of your fund recommend that the
              shareholders of your fund vote for the proposal to
               approve the Agreement and Plan of Reorganization.
              --------------------------------------------------

VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or


(2) more than 50% of the outstanding shares of the fund.


-------------------------------------------------------------------------------------
Shares                  Quorum                        Voting
 In General             All shares "present" in       Shares "present" in person
                        person or by proxy are        will be voted in person at
                        counted towards a quorum.     the meeting. Shares present
                                                      by proxy will be voted in
                                                      accordance with
                                                      instructions.
-------------------------------------------------------------------------------------
 Broker Non-Vote        Not considered "present."     Not voted. No effect on
                                                      calculation of percentage of
                                                      shares present voting "for"
                                                      or "against" the proposal,
                                                      but same effect as a vote
                                                      "against" the proposal in
                                                      calculating percentage of
                                                      the total outstanding shares
                                                      of the fund.
-------------------------------------------------------------------------------------
 Proxy with No          Considered "present" at       Voted "for" the proposal.
 Voting Instruction     meeting.
 (other than Broker
 Non-Vote)
-------------------------------------------------------------------------------------
 Vote to Abstain        Considered "present" at       Not voted. Same effect as a
                        meeting.                      vote "against" the proposal.
-------------------------------------------------------------------------------------

If the required approval of shareholders is not obtained, your fund will continue to engage in business as a separate mutual fund and the board of directors will consider what further action may be appropriate.


INFORMATION CONCERNING THE MEETING

Solicitation of Proxies
In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the directors, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, Inc. and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to your fund at a cost of approximately $6,500.

Revoking Proxies
A Cash Reserve, Inc. shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

  o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, or

  o By returning a duly executed proxy with a later date before the time of the meeting, or

  o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.


Outstanding Shares and Quorum
As of September 20, 2001, 19,339,286 shares of beneficial interest of your fund were outstanding. Only shareholders of record on September 20, 2001 (the "record date") are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of your fund that are entitled to vote will be considered a quorum for the transaction of business.


Other Business
Your fund's board of directors knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments
If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of your fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.


Telephone Voting
In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.


  o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

  o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

  o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

  o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

  o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting
You will also have the opportunity to submit your voting instructions via the internet by utilizing a program provided through a vendor. Voting via the internet will not affect your right to vote in person if you decide to attend the meting. Do not mail the proxy card if you are voting via the internet. To vote via the internet , you will need the 14 digit "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the internet you should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, that must be borne to you.

  o Read the proxy statement and have your proxy card at hand.

  o Go to the Web site www.jhfunds.com.

  o Select the shareholder entryway.

  o Select the proxy-voting link for your Fund.

  o Enter the 14 digit "control number" found on your proxy card.

  o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

  o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email if chosen.

Shareholders' Proposals

The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Funds must submit the proposal in writing, so that it is received by the appropriate Fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS


To the knowledge of your fund, as of September 20, 2001, no person owned of record or beneficially 5% or more of the outstanding shares of Cash Reserve. As of that date, the following person owned of record or beneficially 5% or more of Government Reserve: Sterling Trust Company, FBO Gilbane Profit Sharing Plan, 1380 Lawrence St. Ste. 1400, Denver, CO. 80204-2060 (15.01%).


As of September 20, 2001, the directors and officers of your fund and the trustees and officers of Government Reserve, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective funds.

EXPERTS
The financial statements and the financial highlights of Government Reserve for the period ended March 31, 2001 and Cash Reserve for the period ended December 31, 2000 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights for each Fund have been independently audited by Ernst & Young as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.


AVAILABLE INFORMATION
Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                                                      EXHIBIT A


AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 15th day of October, 2001, by and between John Hancock U.S. Government Cash Reserve (the "Acquiring Fund"), a series of John Hancock Current Interest, a Massachusetts business trust (the "Trust"), and John Hancock Cash Reserve, Inc. (the "Acquired Fund"), a Maryland corporation, each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."


This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the issuance of shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.


In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND


    1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distri-bution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of shares of beneficial interest of the Acquired Fund, as of the close of business on December 7, 2001 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") assumed, assigned and delivered, all determined as provided in Paragraph
        2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph
        3.1 hereof (the "Closing"). All computations shall be provided by The Bank of New York (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.


    1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

    1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

    1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

    1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired

        Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

    1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

    1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

    1.8 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.


2.  VALUATION


    2.1 The net asset values of the Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund to be transferred shall, in each case, be determined as of the close of business (4:00 P.M. Boston time) on the Closing Date. The net asset values of the Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

    2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets less the liabilities assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share, all as determined in accordance with Paragraph
        2.1 hereof.

    2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3.  CLOSING AND CLOSING DATE

    3.1 The Closing Date shall be December 7, 2001 or such other date on or before June 30, 2002 as the parties may agree. The Closing shall be held as of 5:00 P.M. at the offices of the Trust and the Acquired Fund, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

    3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the

        Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

    3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
        (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before June 30, 2002, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

    3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS AND WARRANTIES

    4.1 The Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

        (a) The Acquired Fund is a corporation, duly organized, validly existing and in good standing under the laws of the state of Maryland and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

        (b) The Acquired Fund is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified investment company under the 1940 Act;

        (c) The Acquired Fund is not, and the execution, delivery and performance of its obligations under this Agreement will not result, in violation of any provision of the Acquired Fund's Declaration of Trust, as amended and restated (the "Acquired Fund's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

        (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

        (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

        (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of December 31, 2000 and the related statement of operations (copies of which have been furnished to the Acquiring Fund) and the unaudited statements as of June 30, 2001, present fairly in all material respects the financial condition of the

            Acquired Fund as of June 30, 2001 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

        (g) Since June 30, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

        (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

        (i) The Acquired Fund has qualified as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

        (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

        (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

        (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;


        (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

        (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph
            5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

        (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

        (q) The prospectus of the Acquired Fund, dated May 1, 2001 (the "Acquired Fund Prospectuses"), furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

        (r) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund at Closing pursuant to
            Section 7.5 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

        4.2 The Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

        (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of the Trust;

        (c) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information of the Acquiring Fund, each dated August 1, 2001, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement")
            (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (d) At the Closing Date, the Trust on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

        (e) The Trust and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result in a violation of any provisions of the Trust's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquiring Fund is a party or by which the Trust or the Acquiring Fund is bound;

        (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

        (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of March 31, 2001 and the related statement of operations (copies of which have been furnished to the Acquired Fund) present fairly in all material respects the financial condition of the Acquiring Fund as of March 31, 2001 and the results of its operations for the period then ended in accordance with gen-erally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

        (h) Since March 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

        (i) Each of the Acquiring Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquiring Fund will qualify as such as of the Closing Date;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

        (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

        (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust;

        (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act; and

        (o) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund at Closing pursuant to
            Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1 Except as expressly contemplated herein to the contrary, the Acquired Fund and the Trust on behalf of the Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

    5.2 The Acquired Fund will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

    5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 The Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

    5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably neces-sary, proper or advisable to consummate the transactions contemplated by this Agreement.

    5.6 The Acquired Fund shall furnish to the Trust on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

    5.7 The Trust on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

    5.8 The Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

    5.9 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    6.2 The Trust on behalf of the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request; and

    6.3 The Acquiring Fund shall have delivered to the Acquired Fund an Acquiring Fund Tax Representation Certificate, satisfactory to the Acquired Fund, substantially in the form attached to this Agreement as Annex A concerning certain tax-related matters with respect to the Acquiring Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    7.2 The Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

    7.3 The Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Acquired Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquiring Fund shall reasonably request;

    7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation; and

    7.5 The Acquired Fund shall have delivered to the Acquiring Fund an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Fund, substantially in the form attached to this Agreement as Annex B concerning certain tax-related matters with respect to the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations hereunder of the Trust on behalf of the Acquiring Fund and the Acquired Fund are each subject to the further conditions that on or before the Closing Date:

    8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust on behalf of the Acquiring Fund;

    8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Acquired Fund or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

    8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

    8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

    8.6 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Acquired Fund and the Trust on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Trust may waive the conditions set forth in this Paragraph 8.6.

9.  BROKERAGE FEES AND EXPENSES

    9.1 The Trust on behalf of the Acquiring Fund and the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   10.1 The Trust on behalf of the Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

   10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

   11.1 This Agreement may be terminated by the mutual agreement of the Trust on behalf of the Acquiring Fund and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

        (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

        (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

        (c) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

        (d) by resolution of the Acquired Fund's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

   11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, or the Acquired Fund, or the Trustees or officers of the Trust or the Acquired Fund, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Acquired Fund. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article twelve shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Pamela J. Wilson, Esq.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

   14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

   14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   14.5 All persons dealing with the Trust or the Acquired Fund must look solely to the property of the Trust or the Acquired Fund, respectively, for the enforcement of any claims against the Trust or the Acquired Fund as the Trustees, officers, agents and shareholders of the Trust or the Acquired Fund assume no personal liability for obligations entered into on behalf of the Trust or the Acquired Fund, respectively. None of the other series of the Trust shall be responsible for any obligations assumed by on or behalf of the Acquiring Fund under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.



                  JOHN HANCOCK CURRENT INTEREST on behalf of
                  JOHN HANCOCK U.S. GOVERNMENT CASH RESERVE



                  --------------------------------------------------


                  By:
                      ----------------------------------------------
                                Maureen R. Ford
                            Chairman, President and
                            Chief Executive Officer



                  JOHN HANCOCK CASH RESERVE, INC.


                  --------------------------------------------------


                  By:
                      ----------------------------------------------
                                Susan S. Newton
                      Senior Vice President and Secretary

                                ---------------
                                     Thank
                                      You

                                  for mailing
                                your proxy card
                                   promptly!
                                ---------------


[Logo]                       John Hancock Funds, Inc.
                             MEMBER NASD
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                             1-800-225-5291
                             1-800-554-6713 TDD
                             1-800-338-8080-EASI-Line

                             www.jhfunds.com                         420PX 11/01




                                                                        VOTE THIS PROXY CARD TODAY!
                                                           YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                                                 THE EXPENSE OF ADDITIONAL MAILINGS


JOHN HANCOCK CASH RESERVE, INC.
SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 5, 2001
PROXY SOLICITATION BY THE BOARD OF DIRECTORS

         The undersigned, revoking previous proxies, hereby appoint(s) Maureen
R. Ford, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Cash
Reserve, Inc. ("Cash Reserve, Inc.") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Cash Reserve,
Inc. to be held at 101 Huntington Avenue, Boston, Massachusetts, on December 5,
2001 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated November 1, 2001 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                                       Date                                        , 2001

                                       PLEASE SIGN, DATE AND RETURN
                                       PROMPTLY IN ENCLOSED ENVELOPE


                                       ------------------------------------------------------------

                                       ------------------------------------------------------------
                                                           Signature(s)
                                       NOTE: Signature(s) should agree with the name(s)
                                       printed herein. When signing as attorney,
                                       executor, administrator, trustee or guardian, please
                                       give your full name as such. If a corporation,
                                       please sign in full corporate name by president
                                       or other authorized officer. If a partnership,
                                       please sign in partnership name by authorized person.





                                                                                        VOTE THIS PROXY CARD TODAY!
                                                                           YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                                                                 THE EXPENSE OF ADDITIONAL MAILINGS


THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS
MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE
WITH THEIR BEST JUDGEMENT.

(1)      To approve an Agreement and Plan of Reorganization between Cash Reserve, Inc. and John Hancock U.S.
         Government Cash Reserve ("U.S. Government Cash Reserve").  Under this Agreement, Cash Reserve, Inc.
         would transfer all of its assets to U.S. Government Cash Reserve in exchange for shares of U.S.
         Government Cash Reserve.  These shares will be distributed proportionately to you and the other shareholders of Cash Reserve, Inc.  U.S. Government Cash Reserve will also assume Cash Reserve, Inc.'s liabilities.

         FOR      |_|                       AGAINST  |_|               ABSTAIN  |_|

                    PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.




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


[LOGO]    John Hancock                                     Internet Proxy Voting
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       JOHN HANCOCK FUNDS                                    Proxy Voting Form
                                                            John Hancock Funds
                                                             JOHN HANCOCK CASH
                                                               RESERVE, INC.


THE DIRECTORS RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSAL.
Proposal 1.  To approve an Agreement and Plan of Reorganization           o FOR      o AGAINST    o ABSTAIN
             between Cash Reserve, Inc. and John Hancock U.S.
             Government Cash Reserve ("U.S. Government Cash
             Reserve"). Under this Agreement, Cash Reserve, Inc. would
             transfer all of its assets to U.S. Government Cash Reserve in exchange for shares of U.S. Government Cash Reserve.
             These shares will be distributed proportionately to you and the other shareholders of Cash Reserve, Inc. U.S.
             Government Cash Reserve will also assume Cash Reserve,
             Inc.'s liabilities.
=======================================================================================================

             Please refer to the proxy statement for discussion of each of these matters.
             If no specification is made on a proposal, the proposal will be voted "For".
                                        Thank you for voting.

=======================================================================================================

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



[LOGO]    John Hancock                                     Internet Proxy Voting
       ------------------                                        Service
       JOHN HANCOCK FUNDS                                    Proxy Voting Form
                                                            John Hancock Funds
                                                             JOHN HANCOCK CASH
                                                               RESERVE, INC.

--------------------------------------------------------------------------------
                    Thank you! Your vote has been submitted.
--------------------------------------------------------------------------------

THE DIRECTORS RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSAL.
Proposal 1.  To approve an Agreement and Plan of Reorganization           o FOR
             between Cash Reserve, Inc. and John Hancock U.S.
             Government Cash Reserve ("U.S. Government Cash
             Reserve"). Under this Agreement, Cash Reserve, Inc. would
             transfer all of its assets to U.S. Government Cash Reserve in exchange for shares of U.S. Government Cash Reserve.
             These shares will be distributed proportionately to you and the other shareholders of Cash Reserve, Inc. U.S.
             Government Cash Reserve will also assume Cash Reserve,
             Inc.'s liabilities.

             Please refer to the proxy statement for discussion of each of these matters.

=========================================================================================

                      No email confirmation has been sent.

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[ ] Change Vote       [ ] Exit Internet Proxy Voting Service [ ] Vote Another Proxy
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

                                                                    John Hancock
                                                                    Money Market
                                                                           Funds

                                                                      Prospectus


                                                                  August 1, 2001


--------------------------------------------------------------------------------

                                                               Money Market Fund

                                                    U.S. Government Cash Reserve

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                                   LOGO(R)
                                                            --------------------
                                                             JOHN HANCOCK FUNDS

Contents

--------------------------------------------------------------------------------

A fund-by-fund summary          Money Market Fund                              4
of goals, strategies, risks,
performance and expenses.       U.S. Government Cash Reserve                   6


Policies and instructions for   Your account
opening, maintaining and
closing an account in either    Choosing a share class                         8
money market fund.              How sales charges are calculated               8
                                Opening an account                             9
                                Buying shares                                 10
                                Selling shares                                11
                                Transaction policies                          13
                                Dividends and account policies                13
                                Additional investor services                  14


Further information on both     Fund details
money market funds.
                                Business structure                            15
                                Financial highlights                          16


                                For more information                  back cover

Overview

--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

JOHN HANCOCK MONEY MARKET FUNDS

These funds seek current income and preservation of capital. Each fund invests primarily in money market instruments, strives to maintain a stable $1 share price and offers check-writing for easy liquidity.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o     require stability of principal

o are seeking a mutual fund for the money market portion of an asset allocation portfolio

o     need to "park" their money temporarily

o     are investing emergency reserves

Money market funds may NOT be appropriate if you:

o     want federal deposit insurance

o     are seeking an investment that is likely to outpace inflation

o     are investing for growth or maximum current income

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by any bank, government agency or the Federal Deposit Insurance Corporation. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock money market funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

Money Market Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks the maximum current income that is consistent with maintaining liquidity and preserving capital. The fund intends to maintain a stable $1 share price.

The fund invests only in dollar-denominated securities rated within the two highest short-term credit categories and their unrated equivalents. These securities may be issued by:

o     U.S. and foreign companies

o     U.S. and foreign banks

o     U.S. and foreign governments

o     U.S. agencies, states and municipalities

o International organizations such as the World Bank and the International Monetary Fund

The fund may also invest in repurchase agreements based on these securities.

The fund maintains an average dollar-weighted maturity of 90 days or less, and does not invest in securities with remaining maturities of more than 13 months.

In managing the portfolio, the management team searches aggressively for the best values on securities that meet the fund's credit and maturity requirements. The team tends to favor corporate securities and looks for relative yield advantages between, for example, a company's secured and unsecured short-term debt obligations.

================================================================================

PORTFOLIO MANAGERS

Team of money market research
analysts and portfolio managers

YIELD INFORMATION

For the fund's 7-day effective
yield, call 1-800-225-5291

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time. This information may help provide an indication of the fund's risks. On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund. The fund's total returns for the previous periods during which the fund was advised by another adviser are not shown. The average annual figures reflect sales charges; the year-by-year figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class B year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                         1995      1996      1997      1998      1999      2000
                         4.20%     3.58%     3.97%     3.83%     3.42%     4.65%


2001 total return as of June 30: 0.74%
Best quarter: Q4, '00, 1.23% Worst quarter: Q2, '99, 0.80%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                             Life of   Life of   Life of
                          1 year   5 year    Class A   Class B   Class C
Class A - began 9/12/95   5.51%    4.76%     4.78%       --        --
Class B - since 12/22/94  4.65%    3.89%       --      3.94%       --
Class C - began 5/1/98    4.62%      --        --        --      3.94%

MAIN RISKS

[Clip Art] The value of your investment will be most affected by short-term interest rates. If interest rates rise sharply, the fund could underperform its peers or lose money.

An issuer of securities held by the fund could default or have its credit rating downgraded.

Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B       Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                     none         none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none         5.00%        1.00%


--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.50%        0.50%        0.50%
Distribution and service (12b-1) fees        0.25%        1.00%        1.00%
Other expenses                               0.40%        0.40%        0.40%
Total fund operating expenses                1.15%        1.90%        1.90%
Expense reduction (at least until
7/31/02)(2)                                  0.20%        0.10%        0.10%
Annual operating expenses                    0.95%        1.80%        1.80%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $97          $346         $614         $1,380
Class B - with redemption       $683         $887         $1,217       $2,019
        - without redemption    $183         $587         $1,107       $2,019
Class C - with redemption       $380         $681         $1,107       $2,292
        - without redemption    $281         $681         $1,107       $2,292


(1)   A $4.00 fee will be charged for wire redemptions.
(2) Reflects advisers agreement to limit maximum rate of management fee to 0.40% and distributors agreement to limit 12b-1 fee on Class A shares to 0.15% until at least 7/31/02.

FUND CODES

Class A
---------------------------------------


Ticker            JHMXX


CUSIP             478031107
Newspaper         --
SEC number        811-2485
JH fund number    44

Class B
---------------------------------------

Ticker            TSMXX
CUSIP             478031206
Newspaper         --
SEC number        811-2485
JH fund number    144

Class C
---------------------------------------

Ticker            JMCXX
CUSIP             478031305
Newspaper         --
SEC number        811-2485
JH fund number    544

U.S. Government Cash Reserve

GOAL AND STRATEGY

[Clip Art] The fund seeks the maximum current income that is consistent with maintaining liquidity and preserving capital. It invests substantially in short-term U.S. government securities and seeks to maintain a stable $1 share price.

The fund invests in securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

The fund may also invest in repurchase agreements based on these securities.

The fund maintains an average dollar-weighted maturity of 90 days or less, and does not invest in securities with remaining maturity of more than 13 months.

In managing the portfolio, the management team searches aggressively for the best values on securities that meet the fund's credit and maturity requirements.

================================================================================

PORTFOLIO MANAGERS

Team of U.S. government
securities research analysts and
portfolio managers

YIELD INFORMATION

For the fund's 7-day effective
yield, call 1-800-225-5291

MINIMUM INITIAL
INVESTMENT: $20,000

PAST PERFORMANCE


[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time. This information may help provide an indication of the fund's risks. On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund. The fund's total returns for the previous periods during which the fund was advised by another adviser are not shown. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                         1995      1996      1997      1998      1999      2000
                         5.23%     4.82%     5.42%     5.22%     4.84%     5.91%

2001 total return as of June 30: 0.99%
Best quarter: Q2, '00, 1.47% Worst quarter: Q2, '96, 1.13%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                             Life of
                         1 year    5 year    Fund
Since 12/24/94           5.91%     5.24%     5.25%

MAIN RISKS

[Clip Art] The value of your investment will be most affected by short-term interest rates. If interest rates rise sharply, the fund could underperform its peers or lose money.

The U.S. government does not guarantee the market value or the current yield of government securities.

Not all of the U.S. government securities are backed by the full faith and credit of the U.S. government.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)
--------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                                              none
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                                                     none


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                        0.50%
Distribution and service (12b-1) fees                                 0.15%
Other expenses                                                        0.26%
Total fund operating expenses                                         0.91%
Expense reduction (at least until
7/31/02)(2)                                                           0.15%
Net annual operating expenses                                         0.76%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $78          $275         $489         $1,106


(1)   A $4.00 fee will be charged for wire redemptions.
(2)   Reflects distributors agreement to suspend 12b-1 fee until at least
      7/31/02.

FUND CODES


---------------------------------------

Ticker            TGVXX
CUSIP             41014N107
Newspaper         --
SEC number        811-2485
JH fund number    43

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     No sales charges.


o     Distribution and service (12b-1) fees of 0.15% for Money Market Fund.


--------------------------------------------------------------------------------
Class B - for Money Market Fund only
--------------------------------------------------------------------------------

o     No front-end sales charge.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described at right.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C - for Money Market Fund only
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class C Money Market Fund front-end sales charges are as follows:

--------------------------------------------------------------------------------
Money Market Fund Class C sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment
Up to $1,000,000           1.00%            1.01%
$1,000,000 and over        none

Investments of $1 million or more Class C shares are available with no front-end sales charge.

Class B and Class C Money Market Fund shares may be charged a contingent deferred sales charge (CDSC) on Class B or Class C shares sold within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Money Market Fund Class B deferred charges
--------------------------------------------------------------------------------
                                           CDSC on shares
Years after purchase                       being sold
1st year                                   5.00%
2nd year                                   4.00%
3rd or 4th year                            3.00%
5th year                                   2.00%
6th year                                   1.00%
After 6th year                             None

--------------------------------------------------------------------------------
Money Market Fund Class C deferred charges
--------------------------------------------------------------------------------
                                           CDSC on shares
Years after purchase                       being sold
1st year                                   1.00%
After 1st year                             none

All purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.


8 YOUR ACCOUNT

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for Money Market Fund Class B and Class C shares will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: if you think you may be eligible for a sales charge waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waiver for certain investors Class C shares may be offered without front-end sales charges to various individuals and institutions, including certain retirement plans.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services, or consult the SAI (see back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments are as follows:

      o     Money Market Fund: $1,000

            o     non-retirement account: $1,000

            o     retirement account: $250

            o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o     U.S. Government Cash Reserve: $20,000

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
               Services, Inc."                  Services, Inc."

            o Deliver the check and your      o Fill out the detachable
              completed application to your     investment slip from an account
              financial representative, or      statement. If no slip is
              mail them to Signature            available, include a note
              Services (address below).         specifying the fund name, your
                                                share class, your account number
                                                and the name(s) in which the
                                                account is registered.

                                              o Deliver the check and your
                                                investment slip or note to your
                                                financial representative, or
                                                mail them to Signature Services
                                                (address below).

By exchange

[Clip Art]  o Call your financial             o Log on to www.jhfunds.com to
              representative or Signature       process exchanges between funds.
              Services to request an
              exchange.                       o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an exchange.

By wire

[Clip Art]  o Deliver your completed          o Instruct your bank to wire the
              application to your financial     amount of your investment to:
              representative, or mail it to       First Signature Bank & Trust
              Signature Services.                 Account # 900000260
                                                  Routing # 211475000
            o Obtain your account number by
              calling your financial          Specify the fund name, your share
              representative or Signature     class, your account number and the
              Services.                       name(s) in which the account is
                                              registered. Your bank may charge a
            o Instruct your bank to wire the  fee to wire funds.
              amount of your investment to:
                First Signature Bank & Trust  o To receive the dividend for the
                Account # 900000260             same day you sell, your order
                Routing # 211475000             must be accepted after 12
                                                noon Eastern Time that day.
            Specify the fund name, your
            choice of share class, the new
            account number and the name(s)
            in which the account is
            registered. Your bank may charge
            a fee to wire funds.

By Internet

[Clip Art]  See "By exchange" and "By wire."  o Verify that your bank or credit union is a member of the
                                                Automated Clearing House (ACH)
                                                system.

                                              o Complete the "Bank Information"
                                                section on your account
                                                application.

                                              o Log on to www.jhfunds.com to
                                                initiate purchases using your
                                                authorized bank account.

By phone

[Clip Art]  See "By exchange" and "By wire."  o Verify that your bank or credit union is a member of the
                                                Automated Clearing House (ACH)
                                                system.

                                              o Complete the "Bank Information"
                                                section on your account
                                                application.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


10 YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Accounts of any type.           o Write a letter of instruction or
                                                complete a stock power
            o Sales of any amount.              indicating the fund name, your
                                                share class, your account
                                                number, the name(s) in which the
                                                account is registered and the
                                                dollar value or number of shares
                                                you wish to sell.

                                              o Include all signatures and any
                                                additional documents that may be
                                                required (see next page).

                                              o Mail the materials to Signature
                                                Services.

                                              o A check will be mailed to the
                                                name(s) and address in which the
                                                account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By Internet

[Clip Art]  o Most accounts.                  o Log on to www.jhfunds.com to
                                                initiate redemptions from your
            o Sales of up to $100,000.          funds.

By phone

[Clip Art]  o Most accounts.                  o Call EASI-Line for automated
                                                service 24 hours a day using
            o Sales of up to $100,000.          your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell any  o To verify that the Internet or
              amount.                           telephone redemption privilege
                                                is in place on an account, or to
            o Requests by Internet or phone     request the form to add it to an
              to sell up to $100,000.           existing account, call Signature
                                                Services.
            o To receive the dividend for the
              same day you sell, your order   o Amounts of $1,000 or more will
              must be accepted after 12 noon    be wired on the next business
              Eastern Time that day.            day. A $4 fee will be deducted
                                                from your account.

                                              o Amounts of less than $1,000 may
                                                be sent by EFT or by check.
                                                Funds from EFT transactions are
                                                generally available by the
                                                second business day. Your bank
                                                may charge a fee for this
                                                service.

By exchange

[Clip Art]  o Accounts of any type.           o Obtain a current prospectus for
                                                the fund into which you are
            o Sales of any amount.              exchanging by Internet or by
                                                calling your financial
                                                representative or Signature
                                                Services.

                                              o Log on to www.jhfunds.com to
                                                process exchanges between your
                                                funds.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an exchange.

By check

[Clip Art]  o Any account with checkwriting   o Request checkwriting on your
              privileges.                       account application.

            o Sales of over $100.             o Verify that the shares to be
                                                sold were purchased more than 10
                                                days earlier or were purchased
                                                by wire.

                                              o Write a check for any amount
                                                over $100.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


YOUR ACCOUNT 11

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                         Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or UGMA/UTMA      o Letter of instruction.
(custodial accounts for minors) or general
partner accounts.                             o On the letter, the signatures
                                                and titles of all persons
                                                authorized to sign for the
                                                account, exactly as the account
                                                is registered.

                                              o Signature guarantee if
                                                applicable (see above).

Owners of corporate, sole proprietorship,     o Letter of instruction.
general partner or association accounts.
                                              o Corporate business/organization
                                                resolution, certified within the
                                                past 12 months, or a John
                                                Hancock Funds business/
                                                organization certification form.

                                              o On the letter and the
                                                resolution, the signature of the
                                                person(s) authorized to sign for
                                                the account.

                                              o Signature guarantee if
                                                applicable (see above).

Owners or trustees of trust accounts.         o Letter of instruction.

                                              o On the letter, the signature(s)
                                                of the trustee(s).


                                              o Copy of the trust document
                                                certified within the past 12
                                                months or a John Hancock Funds
                                                trust certification form.


                                              o Signature guarantee if
                                                applicable (see above).

Joint tenancy shareholders with rights of     o Letter of instruction signed by
survivorship whose co-tenants are deceased.     surviving tenant.

                                              o Copy of death certificate.

                                              o Signature guarantee if
                                                applicable (see above).

Executors of shareholder estates.             o Letter of instruction signed by
                                                executor.

                                              o Copy of order appointing
                                                executor, certified within the
                                                past 12 months.

                                              o Signature guarantee if
                                                applicable (see above).

Administrators, conservators, guardians and   o Call 1-800-225-5291 for
other sellers or account types not listed       instructions.
above.

----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative
for instructions and assistance.
----------------------------------------------


12 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined twice each business day at 12 noon and at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time), by dividing a class's net assets by the number of its shares outstanding. To help the fund maintain its $1 constant share price, portfolio investments are valued at cost, and any discount or premium created by market movements is amortized to maturity.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated (normally $1) after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other. The registration for both accounts involved must be identical. If no sales charge was paid on Class A shares, you will pay the sales charge imposed by the new fund. Otherwise, your Class A shares will be exchanged without a sales charge. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares All money market funds shares are electronically recorded. Certificated shares are not available.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare dividends daily and pay them monthly. Most of these funds' dividends are income dividends. Purchases by wire or other federal funds that are accepted before 12 noon Eastern Time will receive the dividend declared that day. Other orders, including those that are not accompanied by federal funds, will begin receiving dividends the following day. Redemption orders accepted before 12 noon Eastern Time will not receive that day's dividends.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends in the amount of more than $10 mailed to you. However, if the check is not deliverable, or the dividend amount is $10 or less, your proceeds will be reinvested. If five or more



                                                                 YOUR ACCOUNT 13
of your dividend checks remain uncashed after 180 days, all subsequent dividends will be reinvested.


Taxability of dividends As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a money market fund, whether reinvested or taken as cash, are generally considered taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. However, as long as a fund maintains a stable share price, you will not have a gain or loss on shares you sell or exchange.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your accou nt application.

o If you are using MAAP to open an account, make out a check ($25 minimum except U.S. Government Cash Reserve) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.


Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



14 YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock money market funds. The funds' board of trustees oversees the funds' business activities and retains the services of the various firms that carry out the funds' operations.

The trustees of the Money Market Fund have the power to change this fund's investment goal without shareholderapproval.

Management fees The management fees paid to the investment adviser by the John Hancock money market funds last year are as follows:


--------------------------------------------------------------------------------
Fund                               % of net assets
--------------------------------------------------------------------------------
Money Market                       0.40%
U.S. Government Cash Reserve       0.38%



                                -----------------
                                  Shareholders
                                -----------------

  Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
                keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
             ------------------------------------------------------



                                                                        Asset
                                                                      management

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                    Trustees

                         Oversee the funds' activities.
                      ------------------------------------


                                                                 FUND DETAILS 15

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Money Market Fund

Figures audited by Ernst & Young LLP.


----------------------------------------------------------------------------------------------------------------------------------
Class A - year ended:                                           10/96       3/97(1)       3/98       3/99       3/00       3/01
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                            $1.00      $1.00         $1.00      $1.00      $1.00      $1.00
Net investment income (loss)                                     0.05       0.02          0.05       0.04       0.04       0.05(2)
Less distributions:
  From net investment income                                    (0.05)     (0.02)        (0.05)     (0.04)     (0.04)     (0.05)
Net asset value, end of period                                  $1.00      $1.00         $1.00      $1.00      $1.00      $1.00
Total return(3,4) (%)                                            4.56       1.80(5)       4.92       4.54       4.45       5.51
Ratios and supplemental data
Net assets, end of period (in millions)                          $262       $359          $313       $374       $362       $295
Ratio of expenses to average net assets (%)                      1.17       1.10(6)       0.89       0.91       0.91       0.95
Ratio of adjusted expenses to average net assets(7) (%)          1.37       1.30(6)       1.09       1.11       1.11       1.15
Ratio of net investment income to average net assets (%)         4.41       4.44(6)       4.82       4.44       4.40       5.43

----------------------------------------------------------------------------------------------------------------------------------
Class B - year ended:                                           10/96       3/97(1)       3/98       3/99       3/00       3/01
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                            $1.00      $1.00         $1.00      $1.00      $1.00      $1.00
Net investment income                                            0.04       0.01          0.04       0.04       0.04       0.05(2)
Less distributions:
  From net investment income                                    (0.04)     (0.01)        (0.04)     (0.04)     (0.04)     (0.05)
Net asset value, end of period                                  $1.00      $1.00         $1.00      $1.00      $1.00      $1.00
Total return(3,4) (%)                                            3.71       1.45(5)       4.04       3.66       3.59       4.63
Ratios and supplemental data
Net assets, end of period (in millions)                          $108       $130           $81       $182       $158       $162
Ratio of expenses to average net assets (%)                      2.00       1.96(6)       1.74       1.76       1.74       1.79
Ratio of adjusted expenses to average net assets(7) (%)          2.10       2.06(6)       1.84       1.86       1.84       1.89
Ratio of net investment income to average net assets (%)         3.58       3.60(6)       3.97       3.54       3.56       4.54


16 FUND DETAILS

--------------------------------------------------------------------------------------------
Class C - year ended:                                          3/99(8)     3/00      3/01
--------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                          $1.00       $1.00     $1.00
Net investment income                                          0.03        0.04      0.05(2)
Less distributions:
  From net investment income                                  (0.03)      (0.04)    (0.05)
Net asset value, end of period                                $1.00       $1.00     $1.00
Total investment return(3,4) (%)                               3.29(5)     3.58      4.63
Ratios and supplemental data
Net assets, end of period (in millions)                          $1          $6       $13
Ratio of expenses to average net assets (%)                    1.75(6)     1.76      1.79
Ratio of adjusted expenses to average net assets(7) (%)        1.85(6)     1.86      1.89
Ratio of net investment income to average net assets (%)       3.46(6)     3.67      4.59

(1) Effective March 31, 1997, the fiscal period end changed from October 31 to March 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7) Does not take into consideration expense reductions during the period shown.
(8)   Class C shares began operations on May 1, 1998.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above.
Without the expense reductions, returns for the year ended May 31, 1996, period ended March 31, 1997, and years ended March 31, 1998, 1999, 2000 and 2001 would have been 4.36%, 1.60%, 4.72%, 4.34%, 4.25% and 5.31% for Class A, 3.61%, 1.35%,
3.94%, 3.56%, 3.49% and 4.53% for Class B, and 3.19%, 3.48% and 4.53% for Class
C, respectively.


                                                                 FUND DETAILS 17

U.S. Government Cash Reserve

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------
Year ended:                                                     5/96      3/97(1)      3/98       3/99       3/00      3/01
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                           $1.00     $1.00        $1.00      $1.00      $1.00     $1.00
Net investment income                                           0.05      0.04         0.05       0.05       0.05      0.06(2)
Less distributions:
  From net investment income                                   (0.05)    (0.04)       (0.05)     (0.05)     (0.05)    (0.06)
Net asset value, end of period                                 $1.00     $1.00        $1.00      $1.00      $1.00     $1.00
Total return(3,4) (%)                                           5.59      4.37(5)      5.43       5.08       4.98      5.82
Ratios and supplemental data
Net assets, end of period (in millions)                          $29       $55          $74       $108       $106       $92
Ratio of expenses to average net assets (%)                     0.35      0.35(6)      0.35       0.35       0.35      0.64
Ratio of adjusted expenses to average net assets(7) (%)         1.25      1.03(6)      0.91       0.88       0.86      0.91
Ratio of net investment income to average net assets (%)        5.41      5.15(6)      5.30       4.94       4.90      5.71

(1)   Effective March 31, 1997, the fiscal year end changed from May 31 to March
      31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7) Does not take into consideration expense reductions during the period shown.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above.
Without the expense reductions, returns for the year ended May 31, 1996, period ended March 31, 1997, and years ended March 31, 1998, 1999, 2000 and 2001 would have been 4.69%, 3.69%, 4.87%, 4.55%, 4.47% and 5.55%, respectively.



18 FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock money market funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO](R)


John Hancock Funds, Inc.
Member NASD
101 Huntington Avenue
Boston, MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans
Insurance Services

(C)2001 JOHN HANCOCK FUNDS, INC.                                     MNYPN  8/01

John Hancock
U.S. Government
Cash Reserve

ANNUAL
REPORT

3.31.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of Contents

Your fund
at a glance
page 1

Managers' report
page 2

Fund's investments
page 5

Financial statements
page 7

For your information
page 17

Dear Fellow Shareholders,

The stock market's downward spiral, which began last year with technology stocks, continued through the first quarter of 2001. The slowing economy and a parade of disappointing corporate earnings announcements provoked growing investor concern, and stock declines spread across all market sectors. By the end of March, the tech-heavy NASDAQ Composite Index had fallen by 63%, and the Standard & Poor's 500 Index by 23%, from their highs set last March. While the broad stock market has remained volatile, with negative results year to date, bonds have done well in response to falling interest rates and a more risk-averse investor attitude.

The year 2001 finds us with lingering uncertainties, a new U.S.
president and new possibilities. Questions remain about how successful the Federal Reserve will be in preventing a recession. Even though the Fed remains a key force impacting financial markets, we are also watching Washington, D.C. as President George W. Bush attempts to enact tax cuts.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Vice Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Funds seeks
the maximum
current income
that is consistent
with maintaining
liquidity and
preserving capital
by investing
primarily in
short-term U.S.
government
securities. The
Fund intends to
maintain a  stable
$1 share price.

Over the last twelve months

* Rate hikes early in the year eventually slowed the U.S. economy.

* Interest rates and money-market yields began coming down.

* The Fund lengthened its maturity to lock in higher rates.

[Bar chart with heading "John Hancock U.S. Government Cash
Reserve." Under the heading is a note that reads "Fund performance for the year ended March 31, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 6% at the top. The first bar represents 5.82% total return for John Hancock
U.S. Government Cash Reserve. A note below the chart reads "The total return is at net asset value with all distributions reinvested.
Past performance is no guarantee of future results."]

[Bar chart with heading "7-day effective yield." Under the heading is a note that reads "As of March 31, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents 4.46% total return for John Hancock
U.S. Government Cash Reserve."]



BY DAWN M. BAILLIE FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
U.S. Government
Cash Reserve

MANAGERS'
REPORT

Money-market yields did an about-face during the last 12 months, as economic growth slowed dramatically. When the period began last April, the economy was on a tear and the Federal Reserve was bent on slowing it down to prevent an outbreak of inflation. A string of interest-rate hikes that began in 1999 culminated with a one-half percentage point hike last May, bringing the federal funds rate that banks charge each other for overnight loans to 6.5%. The federal funds rate is also a key pricing benchmark for money-market securities, so their yields rose as well.

"Money-market yields
 did an about-face
 during the last
 12 months..."

But the economy was cooling by the fall, as Gross Domestic Product (GDP) growth slowed from 5.6% in the second quarter of 2000 to 2.2% in the third and only 1% in the fourth. The effects of the slowing economy began to show up in earnest in the form of eroding consumer confidence and earnings disappointments, which sent the stock market reeling. Money-market funds were one of the few places that provided investors with positive results over this period, especially in the first quarter of 2001.

ACTIVE FED REVERSES COURSE

The speed of the economy's slowdown caused the Federal Reserve to shift its focus from fighting inflation toward preventing a recession. On January 3, 2001, in a rare move between its regularly scheduled meetings, the Fed reversed course and began cutting interest rates, trimming the federal funds rate by a half a percentage point. That was followed by a second half-point cut on the last day of January and another half-point cut at its March 20 meeting. This brought the federal funds rate back down to 5.00% by the end of the Fund's fiscal year.

[A photo of team leader Dawn Baillie in upper right hand corner.]

FUND PERFORMANCE

On March 31, 2001, John Hancock U.S. Government Cash Reserve had a 7-day effective yield of 4.46%, compared with the 4.59% yield of the average U.S. government money-market fund, according to Lipper, Inc. For the year ended March 31, 2001, the Fund had a total return of 5.82%, compared with the 5.71% return of the average U.S. government money-market fund, according to Lipper.

MATURITY LENGTHENS

For the first two months of the year, we kept the Fund's maturity shorter than average, believing that the Fed would continue to push rates up to cool off the economy. But when it became apparent toward the end of 2000 that the Fed was more concerned with a too-slow economy and the potential for a recession, we lengthened the Fund's average maturity. This more aggressive step allowed us to lock in higher yields before rates began to fall.

"We're also keeping the
 Fund's maturity only
 slightly longer than
 average until we have a
 clearer sense of the
 economy's health..."

Although the Fed clearly remains on a rate- cutting, or easing, path, we have not extended the Fund's maturity much beyond our peers' average. As is typically the case during an economic downturn, there are increased concerns about corporate defaults and credit downgrades, so money-market funds typically scale back their exposure to longer-dated credits. In fact, we paid particular attention to buying and holding only the highest-quality top-tier securities.

UNCERTAINTY AHEAD

We expect the Fed to remain aggressive with further rate cuts, as economic growth appeared anemic for the first three months of 2001, consumer confidence declined, and unemployment, in a reflection of the recent wave of corporate layoffs, rose in March, albeit off a very low base. The extent to which the Fed continues to cut rates depends on whether the economy falls into recession -- defined as at least two quarters of declining growth -- or whether it is simply experiencing an inventory correction, a more temporary pause. In this uncertain environment, we'll pay close attention to the upcoming economic data, particularly first and second quarter GDP growth figures. We're also keeping the Fund's maturity only slightly longer than average until we have a clearer sense of the economy's health and what the Fed will prescribe. As always, we will also continue to focus not only on providing the Fund with a competitive yield, but also on preserving stability of principal.

[Pie chart at bottom of page with heading "Types of investments in the Fund As of March 31, 2001." The chart is divided into two sections (from top to left): U.S. government obligations 85% and Joint repurchase agreements 15%.]

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

The Fund is neither insured nor guaranteed by the U.S. government. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
March 31, 2001.

This schedule is a complete list of all securities owned by the Fund. It's divided into two types of short-term investments.


ISSUER, DESCRIPTION,                                          INTEREST       PAR VALUE
MATURITY DATE                                                 RATE           (000s OMITTED)  VALUE
U.S. GOVERNMENT OBLIGATIONS 84.50%                                                           $77,349,988
(Cost $77,349,988)

Governmental -- U.S. Agencies 84.50%
Federal Home Loan Bank, 04-17-01                               5.125%           $2,000        $1,998,391
Federal Home Loan Bank, 05-02-01                               5.890             3,365         3,347,933
Federal Home Loan Bank, 06-06-01                               4.760             5,000         4,956,367
Federal Home Loan Bank, 06-13-01                               4.630            10,000         9,906,114
Federal Home Loan Mortgage Corp., 05-24-01                     4.880             3,000         2,978,447
Federal Home Loan Mortgage Corp., 06-08-01                     4.700             5,655         5,604,796
Federal Home Loan Mortgage Corp., 06-15-01                     5.750             3,000         2,998,107
Federal Home Loan Mortgage Corp., 06-21-01                     4.970             4,000         3,955,270
Federal National Mortgage Association, 04-18-01                6.625            19,000        19,014,050
Federal National Mortgage Association, 05-02-01                6.400             1,000         1,000,963
Federal National Mortgage Association, 05-24-01                7.260             6,000         6,017,928
Federal National Mortgage Association, 05-30-01                5.930             4,500         4,456,266
Federal National Mortgage Association, 06-14-01                4.630             3,200         3,169,545
Federal National Mortgage Association, 06-21-01                5.820             5,000         4,934,525
Federal National Mortgage Association, 06-28-01                6.870             3,000         3,011,286

JOINT REPURCHASE AGREEMENT 14.75%                                                            $13,504,000
(Cost $13,504,000)

Investment in a joint repurchase agreement transaction
  with UBS Warburg, Inc. -- Dated 03-30-01,
  due 04-02-01 (secured by U.S. Treasury Bill
  due 04-19-01, and U.S. Treasury Bond 8.875%
  due 08-15-17) -- Note A                                      5.290%          $13,504       $13,504,000

TOTAL INVESTMENTS 99.25%                                                                     $90,853,988

OTHER ASSETS AND LIABILITIES, NET 0.75%                                                         $689,379

TOTAL NET ASSETS 100.00%                                                                     $91,543,367

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

March 31, 2001.

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
per share.

ASSETS
Investments at value (cost $90,853,988)        $90,853,988
Cash                                                   592
Interest receivable                                904,961
Other assets                                        26,551

Total assets                                    91,786,092

LIABILITIES
Payable for shares repurchased                      64,819
Dividends payable                                   35,748
Payable to affiliates                               38,984
Other payables and accrued expenses                103,174

Total liabilities                                  242,725

NET ASSETS
Capital paid-in                                 91,543,367

Net assets                                     $91,543,367

NET ASSET VALUE PER SHARE
Based on net asset values and
  shares outstanding ($91,543,367
  [DIV] 91,543,367 shares)                           $1.00

See notes to
financial statements.



OPERATIONS

For the year ended
March 31, 2001.

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund for the
period stated.

INVESTMENT INCOME
Interest                                        $6,038,551

Total investment income                          6,038,551

EXPENSES
Investment management fee                          475,689
Distribution and service fee                       142,707
Transfer agent fee                                  96,050
Registration and filing fees                        50,762
Custodian fee                                       39,926
Auditing fee                                        22,000
Accounting and legal services fee                   18,242
Printing                                             9,817
Miscellaneous                                        4,700
Trustees' fees                                       4,697
Legal fees                                           1,047

Total expenses                                     865,637
Less expense reductions                           (254,995)

Net expenses                                       610,642

Net investment income                            5,427,909

Increase in net assets from operations          $5,427,909

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses
distributions and
any increase or
decrease in money
shareholders
invested in the
Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   3-31-00          3-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                           $5,555,674       $5,427,909

Distributions to shareholders                   (5,555,674)      (5,427,909)

From fund share transactions                    (2,350,094)     (14,322,564)

NET ASSETS
Beginning of period                            108,216,025      105,865,931

End of period                                 $105,865,931      $91,543,367

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                 5-31-96     3-31-97 1   3-31-98     3-31-99     3-31-00     3-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
Net investment income                           0.05        0.04        0.05        0.05        0.05        0.06 2
Less distributions
From net investment income                     (0.05)      (0.04)      (0.05)      (0.05)      (0.05)      (0.06)
Net asset value,
  end of period                                $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
Total return 3,4 (%)                            5.59        4.37 5      5.43        5.08        4.98        5.82

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                  $29         $55         $74        $108        $106         $92
Ratio of expenses
  to average net assets (%)                     0.35        0.35 6      0.35        0.35        0.35        0.64
Ratio of adjusted expenses
  to average net assets 7 (%)                   1.25        1.03 6      0.91        0.88        0.86        0.91
Ratio of net investment income
  to average net assets (%)                     5.41        5.15 6      5.30        4.94        4.90        5.71

1 Effective March 31, 1997, the fiscal period end changed from May 31 to March 31.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment.

4 The total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the periods shown.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting Policies

The U.S. Government Cash Reserve Fund (the "Fund") is a diversified series of John Hancock Current Interest (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to obtain maximum current income to the extent consistent with maintaining liquidity and preserving capital.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income, which is distributed to shareholders. Therefore, no federal income tax provision is required.

Distributions

The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day and distributed monthly.

Use of estimates

The preparation of these financial statements in accordance with accounting principles generally accepted the United States of America, incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.500% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.425% of the next $250,000,000, (c) 0.375% of the next
$250,000,000, (d) 0.350% of the next $500,000,000, (e) 0.325% of the next $500,000,000, (f) 0.300% of the next $500,000,000 and (g) 0.275% of the average daily net asset value in excess of $2,500,000,000.

The Adviser had agreed to limit Fund expenses to 0.35% of the Fund's average daily net asset value. This limitation was terminated on August 1, 2000. Accordingly, the reduction in the Fund's expenses amounted to $112,288 for the year ended March 31, 2001.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.15% of the Fund's average daily net assets, to reimburse JH Funds for its distribution and service costs. Payment of fees under the Distribution Plan has been suspended at least until July 31, 2001. Accordingly, the reduction in the distribution and service fee amounted to $142,707, for the year ended March 31, 2001. JH Funds reserves the right to terminate this limitation in the future.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of John Hancock Life Insurance Company. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. Stephen L. Brown are directors and/or officers of the Adviser and/or its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The deferred compensation plan has no impact on the operations of the Fund.

NOTE C
Investment
transactions

Purchases and proceeds from sales and maturities, including discount earned on investment securities, during the year ended March 31, 2001 aggregated $5,066,151,437 and $5,084,077,000, respectively.

The cost of investments owned at March 31, 2001 (including the joint repurchase agreement) for Federal income tax purposes was $90,853,988.

NOTE D
Fund share transactions

The listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. Analysis of fund share transactions is reported at $1 per share. The Fund has an unlimited number of shares authorized with no par value.

                                             YEAR ENDED        YEAR ENDED
                                                3-31-00           3-31-01
Sold                                       $220,727,725      $131,008,968
Distributions reinvested                      5,063,071         5,013,170
Repurchased                                (228,140,890)     (150,344,702)

Net decrease                                ($2,350,094)     ($14,322,564)



AUDITORS'
REPORT

Report of
Ernst & Young LLP,
Independent Auditors

To the Board of Trustees and Shareholders of John Hancock Current Interest
John Hancock U.S. Government Cash Reserve

We have audited the accompanying statement of assets and liabilities of the John Hancock U.S. Government Cash
Reserve (the "Fund"), one of the portfolios constituting
John Hancock Current Interest, including the schedule of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John
Hancock U.S. Government Cash Reserve portfolio of John
Hancock Current Interest at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
May 4, 2001



TAX
INFORMATION

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund during the fiscal year ended March 31, 2001.

All of the dividends paid for the fiscal year are taxable as ordinary income. None of the dividends qualify for the dividends received deduction available to corporations.

Shareholders will be mailed a 2001 U.S. Treasury
Department Form 1099-DIV in January of 2002. This will reflect the total of all distributions which are taxable for calendar year 2001.



FOR YOUR
INFORMATION

TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President
and Chief Executive Officer
William L. Braman
Executive Vice President
and Chief Investment Officer
Richard A. Brown
Senior Vice President
and Chief Financial Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

HOW TO
CONTACT US

On the Internet                         www.jhfunds.com

By regular mail                         John Hancock Signature Services, Inc.
                                        1 John Hancock Way, Suite 1000
                                        Boston, MA 02217-1000

By express mail                         John Hancock Signature Services, Inc.
                                        Attn: Mutual Fund Image Operations
                                        529 Main Street
                                        Charlestown, MA 02129

Customer service representatives        1-800-225-5291

24-hour automated information           1-800-338-8080

TDD line                                1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com


This report is for the information of the shareholders of the John Hancock U.S. Government Cash Reserve. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


4300A  3/01
       5/01